Exhibit 10.16

                                   REEDS, INC.
                       Fka: Original Beverage Corporation
            13000 South Spring Street, Los Angeles, California 90061
                     Ph: (310)217-9400 . Fax (310) 217-9411
                             www.reedsgingerbrew.com

                            CORPORATE PROMISSORY NOTE

$50,000                                                 Los Angeles, California
                                                        Oct. 20, 2003

FOR VALUE RECEIVED, Reed's Inc. (the "Company") promises to pay Robert T. Reed Sr., (the "Holder"), at such place, either within or without the State of California, as Holder may from time to time designate writing, the legal tender of the United States of America, the principal sum of fifty thousand Dollars ($50,000) with effective annual interest of 8%.

      1. Payment. The principal and the interest under this Note shall be due and payable 90 days to the day following issue of this Note.

      2.    Miscellaneous Provisions.

      (a) If this note or any part of the indebtedness represented hereby shall not be paid as aforesaid, then the Holder may place the Note or any part of the indebtedness represented hereby in the hands of an attorney for collection, and suit may be brought hereon, and the Company agrees to pay the costs of the collection, including reasonable attorneys' fees.

      (b) This Note shall be construed and enforced in accordance with, and and governed by, the laws of the State of California.


                                        Reeds, Inc.


                                        By: /s/ Christopher J. Reed
                                            ------------------------------------
                                            Christopher J. Reed
                                            CEO, Founder


                                        Holder:
                                                --------------------------------